Exhibit 32.1

Certification

Pursuant to 18 U.S.C. Section 1350

as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the Quarterly Report of DJO Finance LLC (the “Company”) on Form 10-Q for the quarter ended June 29, 2013 as filed with the Securities and Exchange Commission on July 26, 2013 (the “Report”), I, Michael P. Mogul, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(i)	The Report fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934; and

(ii)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: July 26, 2013

/s/ MICHAEL P. MOGUL
Michael P. Mogul
President and Chief Executive Officer